AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made this ___day of August, 2003, by and between Anticline Uranium, Inc. ("Anticline"), a publicly-held, fully reporting corporation incorporated in Nevada; Lipidviro Tech, Inc., ("Lipidviro"), a privately-held corporation incorporated in Utah; and the persons listed in Exhibit A hereof who are the owners of record of all the issued and outstanding common shares and warrants of LipidViro who execute and deliver this Agreement ("Lipidviro Stockholders"), based on the following:

                                 Recitals

Anticline wishes to acquire all the issued and outstanding securities of Lipidviro in exchange for securities of Anticline, in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Agreement to represent the terms and conditions of such tax-free reorganization, which Agreement the parties hereby adopt. However, neither party is seeking tax counsel or legal or accounting opinions on whether the transaction qualifies for tax free treatment.

                                 Agreement

     Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                  ARTICLE I
                             EXCHANGE OF STOCK

     1.01 Exchange of Shares. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the Lipidviro Stockholders shall assign, transfer, and deliver to Anticline, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all issued and outstanding shares of common stock and "A" and "B" Warrants of Lipidviro (the "Lipidviro Common Stock" and the "Lipidviro Warrants", or collectively, the "Lipidviro securities") held by Lipidviro Stockholders which shares and warrants shall represent all issued and outstanding shares of Lipidviro common stock and "A" and "B" Warrants, and Anticline agrees to acquire such securities on such date by issuing and delivering in exchange therefor an aggregate of 9,843,750 shares of Anticline common stock, par value $0.001 per share, (the "Anticline Common Stock") for the Lipidviro common shares, and 1,915,000 "A" Warrants and 1,915,000 "B" Warrants (the "Anticline Warrants") for the Lipidviro Warrants. The Anticline Warrants shall have the same rights, terms and obligations as the Lipidviro Warrants, and by the signing and Closing of this Agreement, Anticline assumes the rights, terms and obligations of the Lipidviro Warrants as if they were originally Anticline Warrants, as set forth in paragraph 21 of the Warrant Agreement, a representative copy of which is attached hereto as Exhibit "B", and such assumption shall constitute the transfer and exchange of said "A" and "B" warrants. The Anticline Common Stock and Anticline Warrants shall be issued pro rata based on the number of Lipidviro Common Shares and Lipidviro Warrants held and as set forth opposite the Lipidviro Stockholder's respective names in Exhibit A.

          (a) Cancellation of Shares. At the Closing, 5,000,000 shares of common stock of Anticline issued and outstanding in the name of Lipidviro Tech, Inc. prior to the effective date of this Agreement shall be cancelled.

    1.02 Delivery of Certificates by Lipidviro Stockholders. The transfer of Lipidviro securities by the Lipidviro Stockholders shall be effected by the delivery to Anticline at the Closing (as set forth in Section 1.05 hereof) of certificates representing the transferred shares and warrants, or by any document that otherwise expresses the intention of the Lipidviro Stockholders to transfer their shares and warrants.

     1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, Anticline will own all the issued and outstanding shares of Lipidviro and Lipidviro will be a wholly-owned subsidiary of Anticline operating under the name Lipidviro Tech, Inc. or such other name selected by the shareholders and management of Lipidviro.

     1.04 Further Assurances. At the Closing and from time to time thereafter, the Lipidviro Stockholders shall execute such additional instruments and take such other action as Anticline may reasonably request, without undue cost to the Lipidviro Stockholders in order to more effectively sell, transfer, and assign clear title and ownership in the Lipidviro securities to Anticline.

     1.05 Closing and Parties. The Closing contemplated hereby shall on the date of the Fairness Hearing, pursuant to Section 3(a)(10) of the Securities Act of 1933, to be held before the Third District Court, Salt Lake County, State of Utah, which is expected to be held in August or September, 2003.

     1.06 Closing Events.

          (a) Anticline Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Anticline shall deliver to Lipidviro at Closing all the following:

               (i) Proof of Anticline's good standing in the State of Nevada;

               (ii) Copies of the resolutions/consents of Anticline's board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and related transactions;

               (iii) Certificates for the shares of Anticline Common Stock in the names of the Lipidviro Stockholders and in the amounts set forth in Exhibit "A".

     In addition to the above deliveries, Anticline shall take all steps and actions as Lipidviro and Lipidviro Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

          (b) Lipidviro Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, Lipidviro and/or Lipidviro Stockholder's shall deliver to Anticline at Closing all the following:

               (i) Proof of Lipidviro's good standing in the State of Utah;

               (ii) Copies of the resolutions/consents of Lipidviro's board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and related transactions;

               (iii) Certificates or documents referencing the transfer of the shares of Lipidviro Common Stock in the names of the Lipidviro Stockholders and in the amounts set forth in Exhibit "A".

     In addition to the above deliveries, Lipidviro shall take all steps and actions as Anticline may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

                             ARTICLE II
        REPRESENTATIONS, COVENANTS AND WARRANTIES OF ANTICLINE

     As an inducement to, and to obtain the reliance of Lipidviro, Anticline represents and warrants as follows:

     2.01 Organization. Anticline is a Nevada corporation, and on the Closing Date, Anticline shall be a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Anticline's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

     2.02 Approval of Agreement. Anticline has full power, authority, and legal right and have taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Anticline has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Anticline shareholders and compliance with state and federal corporate and securities laws.

     2.03 Capitalization. The authorized capitalization of Anticline shall consist of 150,000,000 shares of common stock, $0.001 par value, of which approximately 5,208,000 shares of stock shall be issued and outstanding, prior to issuance and cancellation of shares as set forth in Section 1.01 of this Agreement. All issued and outstanding shares of Anticline are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Anticline.

     2.04 Financial Statements.

          (a) Available from EDGAR through the SEC's website, www.sec.gov, are the audited balance sheet of Anticline as of December 31, 2002, and the related statements of operations, stockholders' equity (deficit), and cash flows for the fiscal year ended December 31, 2002, including the notes thereto, and the accompanying report of the company's independent certified public accountant.

          (b) The financial statements of Anticline have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The Anticline financial statements present fairly, in all material respects, as of their respective dates, the financial position of Anticline. Anticline did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with generally accepted accounting principles, and all assets reflected therein presently fairly the assets of Anticline in accordance with generally accepted accounting principles.

          (c) Anticline has filed or will file as the Closing Date its tax returns required to be filed for its two most recent fiscal years. All such returns and reports are accurate and correct in all material respect. Anticline has no material liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent balance sheet of Anticline, except to the extent reflected on such balance sheet and all such dates and years and periods prior thereto and for which Anticline may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of Anticline, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the best knowledge of Anticline, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. Anticline has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Anticline, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Anticline.

     2.05   Outstanding Warrants and Options.   Immediately prior to Closing,
Anticline will have no existing warrants, options, calls or commitments outstanding.

     2.06 Due Diligence. Anticline has completed its due diligence and is satisfied with its investigation. The information concerning Anticline set forth in this Agreement and in any schedules delivered by Anticline pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Anticline shall cause the information delivered by Anticline pursuant hereto to Lipidviro hereunder to be updated after the date hereof up to and including the Closing Date.

     2.07 Information. The information concerning Anticline set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Anticline shall cause any schedules delivered by it pursuant hereto and the instruments delivered to Lipidviro hereunder to be updated after the date hereof up to and including the Closing Date.

     2.08 Absence of Certain Changes or Events. Except as set forth in this Agreement or the any schedules hereto, since the date of the most recent Anticline balance sheet described in Section 2.04 and included in the information referred to in Section 2.07:

          (a) There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Anticline or (ii) any damage, destruction, or loss to Anticline (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Anticline;

          (b) Anticline has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Anticline; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;
(vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

          (c) Anticline has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Anticline balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Anticline; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

          (d) To the best knowledge of Anticline, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Anticline.

     2.09 Litigation and Proceedings. There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of Anticline, threatened by or against Anticline or adversely affecting Anticline or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Anticline does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

     2.10 Compliance With Laws and Regulations. Anticline has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance
(i) could not materially and adversely affect the business, operations, properties, assets, or condition of Anticline or (ii) could not result in the occurrence of any material liability for Anticline. To the best knowledge of Anticline, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal securities laws.

     2.11 Material Contract Defaults. Anticline is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Anticline, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Anticline has not taken adequate steps to prevent such a default from occurring.

     2.12 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any tenant or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Anticline is a party or to which any of its properties or operations are subject.

     2.13 Subsidiary. Anticline does not own, beneficially or of record, any equity securities in any other entity. Anticline does not have a predecessor as that term is defined under generally accepted accounting principles or Regulation S-X promulgated by the Securities and Exchange Commission.

                             ARTICLE III
        REPRESENTATIONS, COVENANTS, AND WARRANTIES OF LIPIDVIRO

     As an inducement to, and to obtain the reliance of Anticline, Lipidviro represents and warrants as follows:

     3.01 Organization. Lipidviro is, and will be on the Closing Date, a corporation duly organized, validly existing under the laws of the State of Utah and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified, or will not be promptly qualified following the Closing in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of Lipidviro. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Lipidviro's articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

     3.02 Approval of Agreement. Lipidviro has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Lipidviro have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Lipidviro Stockholders and compliance with state and federal corporate and securities laws.

     3.03 Capitalization. The authorized shares of Lipidviro consist of 100,000,000 shares of common stock, par value $.0001, of which approximately 9,843,750 shares of common stock and 1,915,000 "A" and "B" warrants shall be issued and outstanding, prior to exchange of securities as set forth in
Section 1.01 of this Agreement. All issued and outstanding shares of Lipidviro are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. All shareholders are either offshore, sophisticated or accredited investors and have supplied written representation to Lipidviro of such status. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Lipidviro.

     3.04 Financial Statements.

          (a) Lipidviro has disclosed its audited financial statements as of June 30, 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows through June 30, 2003, including the notes thereto.

          (b) The financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The financial statements of Lipidviro present fairly, as of their respective dates, the financial position of Lipidviro. Lipidviro did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Lipidviro, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Lipidviro as of their respective dates and for the respective periods covered thereby.

     3.05 Outstanding Warrants and Options. Lipidviro has no issued options, calls, or commitments of any nature relating to the authorized and unissued Lipidviro Common Stock, other than the warrants set forth in Exhibit "A," which have been disclosed and copies of which have been provided to Anticline. Following the closing of this Agreement, Lipidviro may issue any warrants or options as it deems fit.

     3.06 Due Diligence. Lipidviro has completed its due diligence and is satisfied with its investigation. The information concerning Lipidviro set forth in this Agreement and in any schedules delivered by Lipidviro pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Lipidviro shall cause the information delivered by Lipidviro pursuant hereto to Anticline hereunder to be updated after the date hereof up to and including the Closing Date.

     3.07 Absence of Certain Changes or Events. Except as set forth in this Agreement and any Schedules and Exhibits thereto, since the date of the most recent Lipidviro balance sheet described in Section 3.04 and included in the information referred to in Section 3.06:

          (a) There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Lipidviro or (ii) any damage, destruction, or loss to Lipidviro materially and adversely affecting the business, operations, properties, assets, or conditions of Lipidviro.

          (b) Lipidviro has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Lipidviro; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any material accrual or material arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

          (c) Other than as disclosed, Lipidviro has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Lipidviro balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Lipidviro; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) other than as disclosed herein; and

          (d) To the best knowledge of Lipidviro, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Lipidviro.

     3.08 Title and Related Matters. Except as provided herein or disclosed in the most recent Lipidviro balance sheet and the notes thereto, Lipidviro has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or unpatented, including, but not limited to the Lipidviro technology, intellectual property, computer software, and assets, which are reflected in the most recent Lipidviro balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and
(ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of Lipidviro, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Lipidviro as now being conducted or as contemplated.

     3.09 Litigation and Proceedings. Unless specified in a Schedule 3.09, there are no material actions, suits, or proceedings pending or, to the knowledge of Lipidviro, threatened by or against Lipidviro or adversely affecting Lipidviro, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Lipidviro does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

     3.10 Material Contract Defaults. Unless specified in a Schedule 3.10, Lipidviro is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Lipidviro, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Lipidviro has not taken adequate steps to prevent such a default from occurring.

     3.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust. or other material contract, agreement, or instrument to which Lipidviro is a party or to which any of its properties or operations are subject.

     3.12 Governmental Authorizations. Lipidviro has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Lipidviro of this Agreement and the consummation by Lipidviro of the transactions contemplated hereby.

     3.13 Compliance With Laws and Relations. Lipidviro has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Lipidviro or except to the extent that noncompliance would not result in the occurrence of any material liability for Lipidviro. To the best knowledge of Lipidviro, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

     3.14 Subsidiary. Lipidviro does not own, beneficially or of record, any equity securities in any other entity. Lipidviro does not have a predecessor as that term is defined under generally accepted accounting principles or Regulation S-X promulgated by the Securities and Exchange Commission.


                              ARTICLE IV
           CONDITIONS PRECEDENT TO OBLIGATIONS OF LIPIDVIRO

     The obligations of Lipidviro under this Agreement are subject to the following conditions:

     4.01 Shareholder Approval.

          (a) Anticline shall call and hold a meeting of its shareholders, or obtain the written consent of its shareholders, to approve the transactions contemplated by this Agreement;

          (b) Lipidviro shall call and hold a meeting of its shareholders, or obtain the written consent of its shareholders, to approve the transactions contemplated by this Agreement. If either Anticline or Lipidviro are unable to obtain shareholder approval, Lipidviro is under no further obligation to proceed with the transactions contemplated under this Agreement

     4.02 Accuracy of Representations. The representations and warranties made by Anticline in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Anticline shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Anticline prior to or at the Closing. Lipidviro shall be furnished with certificates, signed by duly authorized officers of Anticline and dated the Closing Date, to the foregoing effect.

     4.03 Officer's Certificates. Lipidviro shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief executive officer of Anticline to the effect that to such officer's best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Anticline threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and Anticline's own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

          (a) This Agreement has been duly approved by Anticline's board of directors and shareholders and has been duly executed and delivered in the name and on behalf of Anticline by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Anticline pursuant to a unanimous consent;

          (b) There have been no material adverse changes in Anticline up to and including the date of the certificate;

          (c) All conditions required by this Agreement have been met, satisfied, or performed by Anticline;

          (d) All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Anticline have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

          (e) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Anticline, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Anticline, the operation of Anticline, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which Anticline is bound or in any way contests the existence of Anticline.

     4.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Anticline, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Anticline.

     4.05 Good Standings. Lipidviro shall have received a certificate of good standing from the appropriate authority, dated as of the date within five days prior to the Closing Date, certifying that Anticline is in good standing as a corporation in the State of Nevada.

     4.06 Other Items. Lipidviro shall have received such other documents, certificates, or instruments relating to the transactions contemplated hereby as Lipidviro may reasonably request.

                                ARTICLE V
             CONDITIONS PRECEDENT TO OBLIGATIONS OF ANTICLINE

     The obligations of Anticline under this Agreement are subject to the following conditions:

     5.01 Shareholder Approval.

          (a) Lipidviro shall call and hold a meeting of its shareholders, or obtain the written consent of its shareholders, to approve the transactions contemplated by this Agreement including the acquisition of Lipidviro through the issuance of Anticline Common Stock for all of the issued and outstanding Lipidviro securities, creation of warrants matching Lipidviro's current warrants and the change of name of Anticline to any name as may be agreed to by the board of directors of Lipidviro, if desired. If Lipidviro or Anticline is unable to obtain shareholder approval, Anticline is under no further obligation to proceed with the transactions contemplated under this Agreement.

          (b) Lipidviro shall call and hold a meeting of its shareholders, or obtain the written consent of its shareholders, to approve the transactions contemplated by this Agreement including the exchange of Anticline Common Stock and the Anticline Warrants for all of the issued and outstanding Lipidviro securities.

     5.02 Accuracy of Representations. The representations and warranties made by Lipidviro and the Lipidviro Stockholders in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Lipidviro shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Lipidviro prior to or at the Closing. Anticline shall be furnished with a certificate, signed by a duly authorized officer of Lipidviro and dated the Closing Date, to the foregoing effect.

     5.03 Officer's Certificates. Anticline shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief operating officer of Lipidviro to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Lipidviro, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and Lipidviro's own documents, the certificate shall represent, to the best knowledge of the officer, that:

          (a) This agreement has been duly approved by Lipidviro's board of directors and shareholders and has been duly executed and delivered in the name and on behalf of Lipidviro by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Lipidviro pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders;

          (b) Except as provided or permitted herein, there have been no material adverse changes in Lipidviro up to and including the date of the certificate;

          (c) All authorizations, consents, approvals, registrations, and/or filing with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Lipidviro have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required; and

          (d) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Lipidviro, wherein an unfavorable decision, ruling, or finding would have an adverse affect on the financial condition of Lipidviro, the operation of Lipidviro, or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which Lipidviro is bound or would in any way contest the existence of Lipidviro.

     5.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Lipidviro, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause of create any material adverse change in the financial condition, business, or operations of Lipidviro.

     5.05 Good Standing. Anticline shall have received a certificate of good standing from the appropriate authority, dated as of a date with five days prior to the Closing Date, certifying that Lipidviro is in good standing as a corporation in the State of Utah.

     5.06 Ownership Documentation. Anticline shall have received documentation verifying that all rights, title and interest in and to the trade names, technology, software, intellectual property, manufacturing equipment, inventory and assets related to the Lipidviro products and technology shall be free and clear of any and all liens, encumbrances, royalties and claims prior to Closing, other than those documents in the schedules or financials delivered to Anticline.

     5.07 Other Items. Anticline shall have received such further documents certificates, or instruments relating to the transactions contemplated hereby as Anticline may reasonably request.

                                 ARTICLE VI
                             SPECIAL COVENANTS

     6.01 Activities of Anticline and Lipidviro

          (a) From and after the date of this Agreement until the Closing Date and except as may be set forth in a respective schedule delivered by Anticline and Lipidviro pursuant hereto or as permitted or contemplated by this Agreement, Anticline and Lipidviro will each:

               (i) Carry on its business in substantially the same manner as it has heretofore;

               (ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

               (iv) Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain Its relationships with its material suppliers and customers;

               (v) Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

               (vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) Except as contemplated by this Agreement and with the prior knowledge and consent of the other parties to this Agreement, which consent shall not be unreasonably withheld, from the date of this Agreement until the Closing Date, Anticline and Lipidviro will not:

               (i) Make any change in its articles of incorporation or bylaws;

               (ii) Enter into or amend any material contract, agreement, or other instrument of any of the types which may be described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business,

               (iii) Enter into any agreement for the sale of Lipidviro or Anticline securities without the prior approval of the other party.

               (iv) Issue or cause to be issued any press announcements or news releases other than those required by law.

     6.02 Access to Properties and Records.  Until the Closing Date,
Lipidviro and Anticline will afford to the other party's officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Lipidviro or Anticline and will furnish the other party with such additional financial and other information as to the business and properties of Lipidviro or Anticline as each party shall from time to time reasonably request.

     6.03 Indemnification by Lipidviro. Lipidviro will indemnify and hold harmless Anticline and their directors and officers, employees and agents, and each person, if any, who controls Anticline, within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange
Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any breach of this Agreement, or any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Lipidviro expressly for use therein. The indemnity agreement contained herein or in this Section
6.03 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Anticline and shall survive the consummation of the transactions contemplated by this Agreement for a period of six months. This indemnity agreement does not cover any acts of Anticline, its management, employees, or agents, prior to the date of this Agreement.

     6.04 Indemnification by Anticline. Anticline will indemnify and hold harmless Lipidviro, the Lipidviro Stockholders, Lipidviro's directors and officers, and each person, if any, who controls Lipidviro within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange
Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained herein or in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Anticline expressly for use therein. The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Lipidviro and shall survive the consummation of the transactions contemplated by this Agreement for a period of six months.

     6.05 The Acquisition of Anticline Common Stock.  Anticline and
Lipidviro understand and agree that the consummation of this Agreement including the issuance of the Anticline Common Stock and Anticline Warrants to Lipidviro Stockholders in exchange for the Lipidviro securities as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Anticline and Lipidviro agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes that depend, among other items, on the circumstances under which such securities are acquired, including, specifically, Section 3(a)(10) and/or Rule 506 of Regulation D of the Securities Act of 1933.

          (a) In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

               (i) The Lipidviro Stockholders acknowledge that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Anticline Common Stock, and that this transaction involves certain risks.

               (ii) The Lipidviro Stockholders have received and read this Agreement and understand the risks related to the consummation of the transactions herein contemplated.

               (iii) Lipidviro Stockholders have such knowledge and experience in business and financial matters that they are capable of evaluating each business.

               (iv) The Lipidviro Stockholders have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

               (v) All information which the Lipidviro Stockholders have provided to Anticline or their representatives concerning their suitability and intent to hold shares in Anticline following the transactions contemplated hereby is complete, accurate, and correct.

               (vi) The Lipidviro Stockholders have not offered or sold any securities of Anticline or interest in this Agreement and have no present intention of dividing the Anticline securities to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

               (vii) The Lipidviro Stockholders understand that the Anticline Common Stock and Anticline Warrants being exchanged have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Anticline securities may, under certain circumstances, be inconsistent with this exemption and may make Lipidviro or Anticline an "underwriter", within the meaning of the Securities Act. It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject Anticline Common Stock can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. The Lipidviro Stockholders, as well as the Anticline Principal Stockholders are aware of the SEC position that Rule 144 may not be available to promoters or stockholders of "blank check" companies and those persons can only sell their shares pursuant to an effective registration statement filed with the SEC. The Lipidviro Stockholders, as well as the Anticline Principal Stockholders are aware neither Anticline or Lipidviro has sought any advice or guidance from the SEC in regard to its position concerning the applicability of the SEC position regarding "blank check" companies to either Anticline or Lipidviro or the transactions contemplated by this Agreement.

               (viii) The Lipidviro Stockholders acknowledge that the shares of Anticline securities, must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

               (ix) Subject to compliance with federal and state securities laws, Anticline may refuse to register further transfers or resales of the Anticline Common Stock in the absence of compliance with rule 144 unless the Lipidviro Stockholders furnish Anticline with an opinion of counsel reasonably acceptable to Anticline stating that the transfer is proper. Further, unless such opinion states that the shares of Anticline Common Stock are free of any restrictions under the Securities Act, Anticline may refuse to transfer the securities to any transferee who does not furnish in writing to Anticline the same representations and agree to the same conditions with respect to such Anticline Common Stock as set forth herein. Anticline may also refuse to transfer the Anticline Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

          (b) In connection with the transaction contemplated by this Agreement, Lipidviro and Anticline shall each file, with the assistance of the other and their respective legal counsel, such notices. applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Lipidviro Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

          (c) In order to more fully document reliance on the exemptions as provided herein, Lipidviro, the Lipidviro Stockholders, and Anticline shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Anticline or Lipidviro and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

          (d) The Lipidviro Stockholders acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

     6.06 Anticline Liabilities. Immediately prior to the Closing Date, Anticline shall have no material assets and no liabilities in excess of an aggregate total of $500, and all expenses related to this Agreement or otherwise shall have been paid.

     6.07 Securities Filings. Lipidviro shall be responsible for the preparation of a Form 8-K filing with the Securities and Exchange Commission and Lipidviro shall be responsible for a filing of consolidated audited financials in a separate 8-K filing within 60 days from the closing date, and will be responsible for any and all filings in any jurisdiction where its shareholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

     6.08 Sales of Securities Under Rule 144, If Applicable.

          (a) Anticline will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for one year or more or such other restricted period as required by rule 144 as it is from time to tune amended.

          (b) Upon being informed in writing by any person holding restricted stock of Anticline as of the date of this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), Anticline will certify in writing to such person that it is in compliance with rule 144 current public information requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.

          (c) If any certificate representing any such restricted stock is presented to Anticline's transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to Anticline and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, Anticline will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144. As the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section
6.08 shall survive the Closing and the consummation of the transactions contemplated by this Agreement for a period of two years.

          (d) The shareholders of Anticline as of the date of this Agreement, as well as those receiving Anticline Common Stock pursuant to this Agreement, are intended third-party beneficiaries of this Section 6.08.

     6.09 New Board of Directors and Officers. At the time of closing, the current board of directors and officers of Anticline shall resign and in their place nominees of Lipidviro shall be appointed, subject to the approval of the suitability and qualifications of such nominees

                              ARTICLE VII
                             MISCELLANEOUS

     7.01 Brokers/Finders. Except as provided herein, Anticline and Lipidviro agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement other than those previously disclosed.
Further, Anticline and Lipidviro each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party. The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

     7.02 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for international, federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

     7.03 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Utah.

     7.04 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier, to the respective parties' primary address or office, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

     7.05 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     7.06 Schedules; Knowledge. Whenever in any section of this Agreement reference is made to information set forth in any schedules which may be provided by Anticline or Lipidviro such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

     7.07 Entire Agreement. This Agreement, and any Schedules and Exhibits thereto, represent the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

     7.08 Survival, Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

     7.09 Counterparts; Facsimile. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile signatures shall constitute original signatures, and shall be followed by delivery of original signatures.

     7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

Anticline Uranium, Inc.             Lipidviro Tech, Inc.
a Nevada corporation               an Utah corporation


By:                                    By:
   -----------------------                ----------------------



                                   EXHIBIT A

Lipidviro, Inc.
List of Shareholders


                                                   Number of Anticline
                         Number of                 Shares/Warrants to be
                         Lipidviro securities/     Received
Name of Shareholder      Warrants Owned            in Exchange

Blackfriars Limited                940,000*          940,000*
Multi Marketing Concepts, Inc.     325,000*          325,000*
SBT Entretenimento, SA             325,000*          325,000*
Kilodyne, SA                       325,000*          325,000*
Adina Hamik                         25,000**          25,000**
Ken Hamik                            3,750**           3,750**
Lombard, Inc.                    7,900,000**       7,900,000**

TOTALS:                  9,843,750 shares         9,843,750 shares
                         1,915,000 "A" and        1,915,000 "A" and
                         "B" warrants             "B" warrants



*Said number representing an equal number of shares of common stock, "A" warrants, and "B" warrants,

**Said number representing shares of common stock only






                                   EXHIBIT B

                           Sample Warrant Agreement